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                                                                   EXHIBIT 10.70

                                                           EXECUTION COUNTERPART

                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 7


         This Agreement, dated as of December 30, 1998, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than December 30, 1998, or this Agreement shall be of no force or effect:

         2.1. AMENDMENT OF SECTION 1.4. Section 1.4 of the Credit Agreement is amended to read in its entirety as follows:

     "1.4. "APPLICABLE MARGIN" means, (1) with respect to any portion of the Revolving Loan subject to a Pricing Option, 2.25%, and (2) with respect to each other portion of the Revolving Loan, 0.25%."

         2.2. AMENDMENT TO SECTION 1.49. Section 1.49 of the Credit Agreement is amended to read in its entirety as follows:

     "1.49. "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, the total of:

          (a) stockholders' equity of the Company and its Subsidiaries (excluding the effect of any foreign currency translation adjustments) determine in accordance with GAAP on a Consolidated basis, MINUS



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          (b)  the amount by which such stockholders' equity has been increased by the write-up of any asset of the Company and its Subsidiaries (excluding any write-ups net of write-downs associated with any venture capital investments of the Company and its Subsidiaries), MINUS

          (c) assets of the Company and its Subsidiaries that are considered intangible assets under GAAP (including but not limited to customer lists, goodwill, computer software and capitalized research and development costs other than the capitalized development costs relating to the natural resource business operations of the Company or any of its Subsidiaries), PLUS

          (d) the amount by which such stockholders' equity has been decreased by the after-tax noncash write-down of assets employed in the Company's and it Subsidiaries' international operations, up to an aggregate of all such write-downs of $25,000,000."

         2.3. AMENDMENT TO SECTION 4.2.3. Section 4.2.3 of the Credit Agreement is amended to read in its entirety as follows:

     "4.2.3. PREPAYMENT OF REVOLVING LOAN. Within five Banking Days after the consummation of any underwritten public offering or other sale of any equity interest in Pioneer Goldfields Entities pursuant to Section .11.5, the Company shall apply 100% of the Net Cash Proceeds to the prepayment of the Revolving Loan, and the Maximum Amount of Revolving Credit shall be permanently reduced by 50% of such amount, PROVIDED that the Maximum Amount of Revolving Credit shall never be reduced below $40,000,000 by operation of this Section 4.2.3. For purposed of this Section 4.23, "Net Cash Proceeds" shall mean the total cash proceeds received from such public offering or equity sale of Pioneer Goldfields Entities, reduced by (i) the amount required to be paid by the Company or any Subsidiary to repay financing obligations on any equipment being transferred in such sale, (ii) the amount required to be paid by the Company or any Subsidiary to repay the OPIC financing, (iii) any federal, state, local or other tax obligations incurred by the Company or any Subsidiary as a result of such public offering or sale or the prior sale of the B Share revenues used the prepay the B Share Loan, and (iv) an federal, state or local tax obligations due and payable by the Company within 45 days of such prepayment."

         2.4. AMENDMENT TO SECTION 7.4.3. Two new paragraphs (h) and (i) are added to Section 7.4.3 (Other Reports) of the Credit Agreement as follows:

     "(h) As soon as prepared and in any event within five days of the end of each week or five Banking Days of the end of each month, as applicable, updated actual and forecasted weekly cash flows for the period commencing November 30, 1998 through December 31, 1998, and monthly cash flows for the period commencing January 1, 1999, in report form similar to that in the attached Exhibit 2.4.

     (i) As soon as prepared and in any event within five days of the end of each month beginning with July 1999 and ending with December 1999, a report of the aggregate amount of all Investments in the Company's and any Subsidiary's international operations as of the end of such month and for the period beginning July 1, 1999 and ending at the end of such month."



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         2.5.     AMENDMENT TO SECTION 7.5.3. Section 7.5.3 of the Credit
Agreement is amended to read in its entirety as follows:

     "7.5.3. CONSOLIDATED TANGIBLE NET WORTH. Consolidated Tangible Net Worth shall:

         (a) on and after December 4, 1998, and through June 30, 1999, at all times equal or exceed $120,000,000; PROVIDED, HOWEVER, that on the first day of each fiscal quarter of the Company beginning with the fiscal quarter ending December 31, 1998, such dollar amount shall be increased by an amount equal to 50% of the sum of (i) Consolidated Net Income (only if in excess of zero) and (ii) the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities for the fiscal quarter then most recently ended, and

         (b) on and after July 1, 1999, at all times equal or exceed $137,500,000, provided, however, that on the first day of each fiscal quarter of the Company beginning with the fiscal quarter ending September 30, 1999, such dollar amount shall be increased by an a mount equal to 50% of the sum of (i) Consolidated Net Income (only if in excess of zero) and
     (ii) the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities for the fiscal quarter then most recently ended."

         2.6. AMENDMENT TO SECTION 7.9.1. Amendment to Section 7.9.1 of the Credit Agreement is amended to read in its entirety as follows:

     "7.9.1. Investments of the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary; provided that immediately before and after giving effect to such Investment, no Default exists; provided further that on and after July 1, 1999 and through December 31, 1999, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Investments, including Guarantees permitted by
     Section 7.7, in the Company's or any Subsidiary's international operation that in the aggregate will not exceed $20,000,000."

         2.7. AMENDMENT TO SECTION 7.9.7. Amendment to Section 7.9.7 of the Credit Agreement is amended to read in its entirety as follows:

     "7.9.7. Guarantees permitted by Section 7.7; provided, however, that on and after July 1, 1999 and though December 31, 1999, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Guarantees in the Company's or any Subsidiary's international operations that in the aggregate, together with other new Investments, will not exceed $20,000,000."

         2.8. AMENDMENT TO EXHIBIT 8.1. Exhibit 8.1 of the Credit Agreement (the Company's Organization) is amended to read in its entirety as set forth on
Exhibit 8.1 hereto.

         2.9. AMENDMENT TO SECTION 9.1.9. Section 9.1.9 of the Credit Agreement is amended to add a new paragraph (c) as follows:


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     "(c) The aggregate investment assets under management by the Company and its Subsidiaries shall at any time be less that $15,000,000,000."

         2.10. AMENDMENT TO EXHIBIT 9.1.12. Exhibit 9.1.12 of the Credit Agreement (the Officers of the Company) is amended to read in its entirety as set forth on Exhibit 9.1.12 hereto.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, each of the Company and the Guarantors represents and warrants to each of the Lenders that:

         3.1. LEGAL EXISTENCE; ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (i) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (ii) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

         3.2. ENFORCEABILITY. The Company and each of its Subsidiaries that are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable against the Company and such Subsidiaries in accordance with its terms.

         3.3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or the Charter or By-laws of the Company or any Subsidiary;

                  (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

                  (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

                  (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the




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Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

         3.4. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

         3.5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

         4.1. AMENDMENT TO NOTE AGREEMENT. The Note Agreement dated August 14, 1997 among the Company and its Subsidiaries listed as Guarantors (including other Subsidiaries of the Company that from time to time become party thereto) and the Travelers Insurance Company shall have been amended to impose no more stringent Consolidated Tangible Net Worth covenant levels and other terms and conditions on the Company than those contained in the Amended Credit Agreement, which terms and conditions shall be satisfactory to the Lenders.

         4.2. INVESTMENT ASSET UNDER MANAGEMENT. On the Amendment Date, the aggregate investment assets under management by the Company and its Subsidiaries shall equal or exceed $20,000,000,000, and the Company shall have furnished to the Agent on such date a certificate to such effect signed by an Executive Officer or a Financial Officer.

         4.3.     DELIVERY OF FINANCIAL INFORMATION.

         (a) The Company shall have delivered to the Lenders the quarterly reports for the fiscal quarter ended September 301, 998, including all information specified in Section 7.4.2 of the Credit Agreement.

         (b) The Company shall have provided for the period commencing November 30, 1998 through December 31, 1998, weekly cash flow forecasts, and for the period commencing January 1, 1999 through June 30, 1999, monthly cash flow forecasts.

         4.4.     FEES.

         (a) In accordance with their Percentage Interests, in consideration for entering into this Agreement, the Borrower shall have paid to the Agent for the account of the Lenders, and amount equal to 0.25% of the Maximum Amount of the Revolving Credit.

         (b) The Company shall have paid all fees due to the Agent or other lenders and all reasonable fees and disbursements of Ropes & Gray, special counsel to the Lenders.




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         4.5.     OFFICER'S CERTIFICATE. The representations and warranties
contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of
Exhibit 4.5, signed by an Executive Officer or a Financial Officer.

         4.6. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings that the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

         4.7. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successor and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.




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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


THE PIONEER GROUP, INC.


By: /s/ John A. Boynton
    ----------------------------------
    Title: Chief Financial Officer,
           Treasurer, Exec. VP

60 State Street
Boston, Massachusetts 02109-1820

PIONEER MANAGEMENT (IRELAND) LIMITED


By: /s/ Robert Richardson
    ----------------------------------
    Title: Managing Director

60 State Street
Boston, Massachusetts 02109-1820

PIONEER FUNDS DISTRIBUTOR, INC.


By: /s/ John A. Boynton
    ----------------------------------
    Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820

PIONEERING SERVICES CORPORATION


By: /s/ John A. Boynton
    ----------------------------------
    Title: Treasurer


60 State Street
Boston, Massachusetts 02109-1820





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BANKBOSTON, N.A.


By: /s/ Stewart P. Neff
    ----------------------------------
    Title: Managing Director

Financial Institutions Division
100 Federal Street - 15th Floor
Boston, Massachusetts 02110
Telecopy: (617) 434-1537
Telex: 940581

THE BANK OF NEW YORK


By: /s/ Scott H. Buitekant
    ----------------------------------
    Title: AVP

One Wall Street, OWS-1
Securities Industry Division
New York, New York 10286
Telecopy:  (212) 809-9566

SOCIETE GENERALE


By: /s/ Woody Littlefield
    ----------------------------------
    Title: Vice President

1221 Avenue of the Americas
New York, New York 10020
Telecopy: (212) 278-7153

STATE STREET BANK & TRUST COMPANY


By: /s/ Michael St. Jean
    ----------------------------------
    Title: Vice President

225 Franklin Street, 8th Floor
Asset-Based Finance
Boston, Massachusetts 02110
Telecopy: (617) 338-4041




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BANQUE NATIONALE DE PARIS


By: /s/ Marguerite L. Lebon                   /s/ Laurent Vanderzyppe
    ----------------------------------        ----------------------------------
    Title:  Asst VP                           Vice President

499 Park Avenue, 7th Floor
New York, New York 10022
Telecopy: (212)) 415-9707

MELLON BANK, N.A.


By: /s/ John R. Cooper
    ----------------------------------
    Title:  Vice President

One Mellon Bank Center
Mail Code: 1510370
Pittsburgh, Pennsylvania 15258
Telecopy: (412) 234-8087





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